UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(D) of The
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 16, 2012 (February 7, 2012)
ALEXION PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-27756	13-3648318
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
352 Knotter Drive, Cheshire, CT
(Address of principal executive offices)
06410
(Zip Code)
(203) 272-2596
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On February 7, 2012, Alexion Pharmaceuticals, Inc. (Alexion) filed with the Securities and Exchange Commission a Current Report on Form 8-K disclosing that Alexion completed its previously announced acquisition of Enobia Pharma Corp. (Enobia). Pursuant to the terms of the Amended Merger Agreement, EMRD Corporation, a wholly-owned subsidiary of Alexion, merged with and into Enobia, becoming a wholly-owned subsidiary of Alexion.
Item 9.01(a) and (b) of the Current Report on Form 8-K dated February 7, 2012 did not include the historical financial statements of Enobia or the unaudited pro forma combined financial information of Alexion (collectively, the Financial Information), and instead contained an undertaking subsequently to file the Financial Information. This amendment is being filed for the purpose of satisfying Alexion's undertaking to file the Financial Information required by Item 9.01(a) and (b) of Form 8-K, and this amendment should be read in conjunction with the initial report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The audited consolidated balance sheets of Enobia and its subsidiaries as of December 31, 2011 and 2010 and the related consolidated statements of operations, shareholders' deficit and cash flows for each of the three years ended December 31, 2011 and, cumulatively, for the period from November 28, 1997 (date of inception) to December 31, 2011, the Notes to the Consolidated Financial Statements and the Report of Independent Auditors are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial information of Alexion and its subsidiaries as of and for the year ended December 31, 2011, giving effect to the acquisition of Enobia, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A.
(c) N/A
(d) Exhibits

23	Consent of PricewaterhouseCoopers LLP

99.2
Audited consolidated balance sheets of Enobia and its subsidiaries as of December 31, 2011 and 2010 and the related consolidated statements of operations, shareholders' deficit and cash flows for each of the three years ended December 31, 2011 and, cumulatively, for the period from November 28, 1997 (date of inception) to December 31, 2011, the Notes to the Consolidated Financial Statements and the Report of Independent Auditors.

99.3	Unaudited pro forma condensed combined financial information of Alexion and its subsidiaries as of and for the year ended December 31, 2011, giving effect to the acquisition of Enobia.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2012	ALEXION PHARMACEUTICALS, INC. By: /s/ Michael V. Greco Name:Michael V. Greco Title:Associate General Counsel and Corporate Secretary